EXHIBIT 10.15

                          THIRD MODIFICATION AGREEMENT

     THIS THIRD MODIFICATION AGREEMENT (the Agreement) is made and entered into this 14th day of January, 2004, by and between FIRST KEYSTONE BANK, formerly known as First Keystone Federal Savings Bank (the Bank), chartered under the Laws of the United States of America, having its principal office at 22 West State Street, Media, Pennsylvania, 19063, and TRANSNATIONAL INDUSTRIES, INC., a Delaware corporation, and SPITZ, INC., a Delaware corporation (hereinafter collectively, jointly and severally referred to as the Borrower), with an address of P.O. Box 198, Route 1, Chadds Ford, Pennsylvania, 19317.

                                   Background

     A. Bank extended to Borrower two credit facilities on June 12, 1997. Specifically, the Bank extended to Borrower a term credit facility in the principal sum of Eight Hundred Twenty Thousand ($820,000.00) Dollars evidenced by that certain Promissory Note (the Term Note) made by Borrower and delivered to Bank June 12, 1997 (the "Term Loan") The Term Loan is not intended to be modified. The Bank also extended to Borrower a revolving line of credit not to exceed the aggregate sum of Eight Hundred Thousand ($800,000.00) Dollars (the "Line of Credit) to be advanced pursuant to the terms of a Line of Credit Agreement between Bank and Borrower dated June 12, 1997. The indebtedness to Bank under the Line of Credit is evidenced by that certain Line of Credit Note executed by Borrower and delivered to Bank June 12, 1997 (the "Line of Credit Note"). The Term Loan and the Line of Credit are secured by, among other things, all of the accounts, inventory, receivables and equipment of Borrower (the "Collateral") pursuant to that certain Security Agreement, Pledge Agreement and UCC-1 Financing Statements between Bank and Borrower dated June 12, 1997.

     B.  Borrower  subsequently  requested  Bank to reduce the rate of  interest charged on the Line of Credit from time to time as set forth in the Line of Credit Note from the Wall Street Prime Rate plus two (2.0%) percent per annum to Wall Street Prime Rate plus one-half (0.50%) percent per annum, subject, however to the interest rate adjustment provisions as set forth in the Line of Credit Note; and to increase the Line of Credit to One Million One Hundred Thousand ($1,1000,000.00) Dollars. The Bank approved the Borrower's requested modification to the terms of the Line of Credit as set forth in the Modification Agreement dated July 7, 2000 (the First Modification Agreement), and evidenced by that certain Renewal Line of Credit Note (the First Renewal Note), and secured by, among other things, all of the accounts, inventory, receivables and equipment of Borrower (the Collateral pursuant to that certain UCC-1 Financing Statements between Bank and Borrower dated July 7, 2000.

     C. Subsequent to the execution and delivery of the First Renewal Note, Borrower requested that the Line of Credit be further increased to Two Million ($2,000,000.00) Dollars. The Bank approved the Borrower's requested modification to the terms of the Line of Credit as set forth in the Second Modification Agreement dated July 18, 2002 (the "Second Modification Agreement), and evidenced by that certain Second Renewal Line of Credit Note (the "Second Renewal Note, and secured by, among other things, the Collateral.

     D. Subsequent to the execution and delivery of the Second Renewal Note, Borrower requested that the Line of Credit be further amended to reduce the Minimum Stockholders' Equity requirement as of the last day of each fiscal year of Borrower to Three Million ($3,000,000.00) Dollars. The Bank approved the Borrower's requested modification to the terms of the Line of Credit as set forth Amendment No. 1 to Second Modified Line of Credit Agreement dated as of September 15, 2003 (Amendment No 1 to Second Modified Line of Credit Agreement).

     E. Borrower has now requested Bank to extend the maturity date of the Line of Credit from July 6, 2005, to December 15, 2008, and to increase the Line of Credit to Three Million ($3,000,000.00) Dollars.

     F. As of the date hereof the outstanding balance of the Line of Credit is Six Hundred Seventy Six Thousand Seven Hundred Seventy Three Dollars and
Seventy Eight Cents. ($676,773.78).

     G. Bank has no obligation to extend the maturity date or to increase the maximum available credit under the Line of Credit. Bank is willing to extend the maturity date and increase the maximum available credit under the Line of Credit on the terms and conditions set forth in this Third Modification Agreement and in the Third Renewal Line of Credit Note of even date herewith (the Third Renewal Note).

                                    Agreement

     NOW THEREFORE, in consideration of the sum of One ($1.00) Dollar and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby covenant and agree as follows:

     1. The Background recitals are incorporated herein by reference.

     2. Paragraph 1.1 of the Line of Credit Agreement dated June 12, 1997, as amended by the First Modification Agreement, the Second Modification Agreement, and Amendment No 1 to Second Modified Line of Credit Agreement (collectively the Line of Credit Agreement) is deleted in its entirety and the following inserted in its place and stead:

     1.1 Bank will lend to Spitz, Inc. (hereinafter referred to as Spitz), and Spitz may borrow from Bank, the aggregate sum of Three Million
     ($3,000,000.00) Dollars (the "Loan"), pursuant to the terms of this Agreement. The indebtedness to Bank under the Loan is the joint and several obligation and liability of Spitz and Transnational Industries, Inc.
     (hereinafter collectively, jointly and severally referred to as the Borrower) evidenced by that certain Third Renewal Line of Credit Note executed by Borrower and delivered to Bank dated January 14, 2002 (the "Note"), in the full amount of the Loan, due and payable in accordance with the terms thereof. Bank extended to Borrower a certain other credit facility in the principal sum of Eight Hundred Twenty Thousand ($820,000.00) Dollars evidenced by that certain Promissory Note (the Term
     Note) made by  Borrower  and  delivered  to Bank on June 12, 1997 (the Term
     Loan)."

     3. Paragraph 1.2 of the Line of Credit Agreement is deleted in its entirety and the following inserted in its place and stead:

     1.2 MAXIMUM REVOLVING CREDIT LIMIT. Provided there exists no Event of Default hereunder (as hereinafter defined), principal advances of available funds under the Loan shall be advanced to Spitz at Spitz's written request from time to time until December 15, 2008, provided, however, the aggregate amount advanced, less repayments, shall not exceed the sum of Three Million ($3,000,000.00) Dollars at any one time outstanding (the "Maximum Credit Limit"). Bank shall not be obligated to fund all or any part of a requested advance under the Loan if such advance would cause the aggregate amount advanced, less repayments, to exceed the Maximum Credit Limit. Notwithstanding anything herein to the contrary, Bank shall not be obligated to fund, and Spitz shall not be permitted to receive, all or any part of any advance requested under the Loan which advance would cause the aggregate amount advanced under the Loan and the Term Loan, less repayments, to exceed the sum of; (i) eighty (80%) percent of the Borrowers Qualified Accounts Receivable (as hereinafter defined) and (ii) fifty (50%) percent of Borrowers Qualified Inventory (as hereinafter defined) and (iii) Five Hundred Two Thousand ($502,000.00) Dollars representing the orderly liquidation value of the Borrowers machinery and equipment, which figure may, from time to time, be reduced, but not increased, by the Bank based upon any reduction in the orderly liquidation value of the Borrowers machinery and equipment (such a determination to be at the Banks sole and absolute discretion). Qualified Accounts Receivable shall mean accounts receivable earned by Borrower in the ordinary course of business for services rendered and goods sold to customers for which there are no claims of offset or defense, and which, in the opinion of Bank, are not of doubtful collectability, and which have been outstanding for one hundred twenty (120) days or less, as reflected on the most recent, certified statement of accounts receivable delivered to Bank. Qualified Inventory shall be valued at the lesser of the cost or present market value determined in accordance with generally accepted accounting principles, consistently applied, and shall mean all inventory which is in good merchantable condition, is not obsolete or discontinued, which would properly be classified as raw materials, work in process, or finished goods inventory under generally accepted accounting principles, and which has been fully paid for from Borrowers own funds and for which no security interest exists except the security interest to be granted in favor of Lender as herein contemplated. An account receivable or item of inventory which is at any time a Qualified Account Receivable or an item of Qualified Inventory, but which subsequently fails to meet any of the foregoing requirements, shall cease to be a Qualified Account Receivable or an item of Qualified Inventory as the case may be, for so long as such failure continues."


     4. Paragraph 6.1 (b) of the Line of Credit Agreement is deleted in its entirety and the following inserted in its place and stead:

     (b) The occurrence of any event of default under the Term Note and/or the Term Loan Documents or that certain Mortgage Note made and executed by

     Borrower and delivered to Bank dated January 14, 2004, in the original principal sum of Three Million Two Hundred Thousand ($3,200,000.00) Dollars (the 2004 Real Estate Loan) or the occurrence of any event of default under any document executed by Borrower and delivered to Bank in connection with the 2004 Real Estate Loan;"

     5. Paragraph 6.1 (g) of the Line of Credit Agreement is deleted in its entirety and the following inserted in its place and stead:

     (g) In the Banks sole but reasonable discretion, a material adverse change occurring in the financial condition of Borrower when compared to the financial condition of the Borrower set forth in the financial statements included within the Borrowers Annual Report on Form 10-KSB for the fiscal year ended January 31, 2003."

     6. The Security Agreement dated June 12, 1997, as amended by the First Modification Agreement and the Second Modification Agreement (the Security Agreement), is further amended as follows:

     The term Line of Credit Note as used in the Security Agreement is defined to mean, identify and designate that certain Line of Credit Note in the original principal sum of Eight Hundred Thousand ($800,000.00) Dollars made by Borrower and delivered to Bank on June 12, 1997, as renewed by and continued in that certain Renewal Line of Credit Note in the original principal sum of One Million One Hundred Thousand ($1,100,000.00) Dollars made by Borrower and delivered to Bank July 7, 2000, and any extensions and/or renewals thereof; and as further renewed by and continued in that certain Second Renewal Line of Credit Note in the original principal sum of Two Million ($2,000,000.00) Dollars made by Borrower and delivered to Bank July 18, 2002, and any extensions and/or renewals thereof; and as further renewed by and continued in that certain Third Renewal Line of Credit Note in the original principal sum of Three Million ($3,000,000.00) Dollars made by Borrower and delivered to Bank dated January 14, 2004, and any extensions and/or renewals thereof.

     7. The Pledge Agreement dated June 12, 1997, as amended by the First Modification Agreement and the Second Modification Agreement (the Pledge Agreement), is further amended as follows:

     The term Line of Credit Note as used in the Pledge Agreement is defined to mean, identify and designate that certain Line of Credit Note in the original principal sum of Eight Hundred Thousand ($800,000.00) Dollars made by Borrower and delivered to Bank on June 12, 1997, as renewed by and continued in that certain Renewal Line of Credit Note in the original principal sum of One Million One Hundred Thousand ($1,100,000.00) Dollars made by Borrower and delivered to Bank July 7, 2000, and any extensions and/or renewals thereof; and as further renewed by and continued in that certain Second Renewal Line of Credit Note in the original principal sum of Two Million ($2,000,000.00) Dollars made by Borrower and delivered to Bank

     July 18, 2002, and any extensions and/or renewals thereof; and as further renewed by and continued in that certain Third Renewal Line of Credit Note in the original principal sum of Three Million ($3,000,000.00) Dollars made by Borrower and delivered to Bank dated January 14, 2004, and any extensions and/or renewals thereof.

     8. It is expressly agreed and understood that except as expressly provided in this Agreement, the terms, conditions and provisions set forth in the Security Agreement, Pledge Agreement, the Line of Credit Agreement, the Line of Credit Note, First Renewal Note, Second Renewal Note, Third Renewal Note and related Line of Credit documents shall remain in full force and effect in accordance with their respective terms, conditions and provisions. Without limiting the generality of the foregoing, nothing in this Agreement shall be construed to:

          (i) impair the validity, perfection or priority of any lien or security interest securing the Term Loan and/or the Line of Credit;

          (ii) waive or impair any rights, powers or remedies of Bank under the Pledge Agreement, Security Agreement, Line of Credit Agreement as amended by this Agreement, Line of Credit Note, First Renewal Note, Second Renewal Note, Third Renewal Note or related Term Loan and/or Line of Credit documents with respect to any defaults thereunder which may occur;

          (iii) require Bank to hereafter amend or extend the term of the Line of Credit Note, First Renewal Note, Second Renewal Note, Third Renewal Note, the Line of Credit Agreement as amended by this Agreement, Security Agreement, Pledge Agreement or the time for payment of the Line of Credit;

          (iv) make any loan or other extension of credit to Borrower.

     In the event of any inconsistency between the terms of this Agreement and the Line of Credit Agreement, this Agreement shall govern. Borrower acknowledges that it has consulted with counsel in connection with the negotiation and delivery of this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Agreement or any part of this Agreement to be drafted.

     9. Borrower acknowledges and agrees that its relationship with Bank is one of the lender and borrower only and is not a partnership or joint venture.

     10. Borrower hereby ratifies and affirms all of the terms, conditions and provisions of the Security Agreement, Pledge Agreement, UCC-1 Financing Statements, Third Renewal Note and the Line of Credit Agreement, to the extent the same are not otherwise modified herein.


     11. Borrower hereby represents, warrants and covenants that all of the representations, warranties and covenants set forth in the Security Agreement, Pledge Agreement, UCC-1 Financing Statements, Third Renewal Note and Line of Credit Agreement are true and correct as of the date hereof and hereby renews the same.

     12. The Third Renewal Note is executed and delivered in substitution and replacement of the Borrowers obligations under and the indebtedness evidenced by the Line of Credit Note, the First Renewal Note, and the Second Renewal Note. The Third Renewal Note stands in the place and stead of the Line of Credit Note, the First Renewal Note and the Second Renewal Note and is not an additional indebtedness or a satisfaction of the indebtedness evidenced by the Line of Credit Note, the First Renewal Note, and the Second Renewal Note. The indebtedness and obligations evidenced by the Line of Credit Note, the First Renewal Note, and the Second Renewal Note are continued, renewed, extended and modified by the Third Renewal Note and such indebtedness is and shall continue to be secured by the Security Agreement, Pledge Agreement, UCC-1 Financing Statements and Line of Credit Agreement as herein amended without novation or interruption.

         13. Borrower hereby acknowledges and agrees that no setoff or counterclaim to Borrowers obligations evidenced by the Third Renewal Note exists, and no agreement has been made with any person under which any deduction or discount may be claimed, that the outstanding balance of principal and interest due under the Line of Credit as of January 14, 2004 is Six Hundred Seventy Six Thousand Seven Hundred Seventy Three Dollars and Seventy Eight Cents ($676,773.78), that to the best of Borrowers knowledge, information and belief, no Event of Default (as defined in the Third Renewal Note) has occurred which is continuing and no event has occurred which with the passage of time or the giving of notice or both, could become an Event of Default under the Third Renewal Note.


         [THIS SPACE INTENTIONALLY LEFT BLANK. SIGNATURE PAGE FOLLOWS.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

EXECUTED, SEALED AND
DELIVERED IN THE PRESENCE OF:

Witnesses Present:                    BORROWER:

                                      TRANSNATIONAL INDUSTRIES, INC.


 /s/ Maria Pantano Bucci            BY:    /s/ Jonathan Shaw      (SEAL)
---------------------------            ---------------------------


                                ATTEST:    /s/ Paul Dailey        (SEAL)
---------------------------            ---------------------------


Witnesses Present:                    BORROWER:

                                      SPITZ, INC.


 /s/ Maria Pantano Bucci           BY:   /s/ Jonathan Shaw       (SEAL)
---------------------------            ---------------------------


                                ATTEST:  /s/  Paul Dailey         (SEAL)
---------------------------            ---------------------------

                                        BANK:

                                        FIRST KEYSTONE BANK

                                    BY:   /s/ A. Charles Amentt,  (SEAL)
---------------------------            ---------------------------


                                ATTEST:                           (SEAL)
---------------------------            ---------------------------

COMMONWEALTH OF PENNSYLVANIA        :
                                                              : SS
COUNTY OF CHESTER                           :

     On this, the 14th day of January, 2004, before me, the undersigned officer, appeared Jonathan A. Shaw and Paul L. Dailey, who acknowledged themselves to be the President and Executive President of TRANSNATIONAL INDUSTRIES, INC., a corporation, and that they as such, being authorized to do so, executed the foregoing instrument and acknowledged that they executed the same for the purpose therein contained.

     IN WITNESS WHEREOF, in hereunto set my hand and official seal.

     IN WITNESS WHEREOF, in hereunto set my hand and official seal.

                                                       /s/ Maria Pantano Bucci
                                                       -------------------------
                                                           NOTARY PUBLIC

My Commission Expires:


COMMONWEALTH OF PENNSYLVANIA        :
                                                              : SS
COUNTY OF CHESTER                           :

     On this, the 14th day of January, 2004, before me, the undersigned officer, appeared Jonathan A. Shaw and Paul L. Dailey, who acknowledged themselves to be the President and Executive President of SPITZ, INC., a corporation, and that they as such, being authorized to do so, executed the foregoing instrument and acknowledged that they executed the same for the purpose therein contained.

     IN WITNESS WHEREOF, in hereunto set my hand and official seal.

                                                       /s/ Maria Pantano Bucci
                                                       -------------------------
                                                           NOTARY PUBLIC

My Commission Expires:

NOTARIAL SEAL
Maria Pantano Bucci, Notary Public
Marple Twp., Delaware County
My commission expires June 16, 2007

COMMONWEALTH OF PENNSYLVANIA        :
                                                              : SS
COUNTY OF CHESTER                           :

     On this, the 14th day of January, 2004, before me, the undersigned officer, appeared Jonathan A. Shaw and Paul L. Dailey, who acknowledged themselves to be the President and Executive President of FIRST KEYSTONE BANK, a corporation, and that they as such, being authorized to do so, executed the foregoing instrument and acknowledged that they executed the same for the purpose therein contained.

         IN WITNESS WHEREOF, in hereunto set my hand and official seal.


                                                       /s/ Maria Pantano Bucci
                                                       -------------------------
                                                           NOTARY PUBLIC

My Commission Expires:

NOTARIAL SEAL
Maria Pantano Bucci, Notary Public
Marple Twp., Delaware County
My commission expires June 16, 2007